Exhibit 10.38

Execution Copy

FIRST AMENDMENT

This FIRST AMENDMENT (this “Amendment”) is entered into as of June 30, 2011, among AMPHENOL CORPORATION, a Delaware corporation (the “Company”), each Subsidiary of the Company identified as a “Subsidiary Guarantor” on the signature pages hereto, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer prior to the Amendment Effective Date (as defined below) (in such capacities, the “Existing Administrative Agent”, “Existing Swing Line Lender” and “Existing L/C Issuer”, respectively), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer after the Amendment Effective Date (in such capacities, the “Successor Administrative Agent”, “Successor Swing Line Lender” and “Successor L/C Issuer”, respectively) and certain financial institutions listed on the signature pages hereto as Lenders.

RECITALS

A.  Reference is hereby made to the Credit Agreement, dated as of August 13, 2010 (the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement), by and among the Company, certain Subsidiaries of the Company as Designated Borrowers, certain Subsidiaries of the Company as Subsidiary Guarantors, the Existing Administrative Agent, the Existing Swing Line Lender, the Existing L/C Issuer and the Lenders from time to time party thereto.

B.  The parties to this Amendment wish to enter into this Amendment in order to, among other things, amend the Credit Agreement, effective as of the Amendment Effective Date (as hereinafter defined), as follows: (a) provide for the resignation of the Existing Administrative Agent, the Existing Swing Line Lender and the Existing L/C Issuer and the appointment of JPMorgan Chase Bank, N.A. as successor Administrative Agent, successor Swing Line Lender and successor L/C Issuer, respectively, under the Credit Agreement, (b) extend the Maturity Date of the Commitments to July 1, 2016 and (c) amend the definition of “Applicable Rate”.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment of Credit Agreement. The Successor Administrative Agent, the Successor Swing Line Lender, the Successor L/C Issuer, the Company, each Subsidiary Guarantor and the financial institutions listed on the signature pages hereto as Lenders agree that, effective as of the Amendment Effective Date, the Credit Agreement is hereby amended:

(a) By deleting the table in the definition of “Applicable Rate” in Section 1.01 in its entirety and replacing it with the table below:

Pricing Level	Debt Rating or Consolidated Leverage Ratio	Commitment Fee	Eurocurrency Rate Loans and Letter of Credit Fee	Base Rate Loans
1	> BBB+/Baal or < 0.5:1.0	0.15%	1.00%	0.00%
2	BBB+/Baal or < 1.0:1.0 but • 0.5:1.0	0.175%	1.125%	0.125%
3	BBB / Baa2 or < 1.5:1.0 but • 1.0:1.0	0.20%	1.25%	0.25%
4	BBB-/ Baa3 or < 2.0:1.0 but • 1.5:1.0	0.25%	1.50%	0.50%
5	• BB+/ Bal or • 2.0:1.0	0.30%	2.00%	1.00%

(b)   By deleting the words “December 31, 2009” in the definition of “Audited Financial Statements” in Section 1.01 and replacing such words with “December 31, 2010”.

(c)   By deleting the definition of “Bank of America” in Section 1.01 in its entirety and by deleting the words “Bank of America” where such words appear in the definitions of “Administrative Agent”, “Base Rate”, “Eurocurrency Rate”, “Federal Funds Rate”, “L/C Issuer”, “Overnight Rate” and “Swing Line Lender” in Section 1.01 and in Sections 2.02(b), 2.02(d), 10.01, 10.06 and 11.06(h) and replacing such words with “JPMorgan Chase Bank, N.A.”.

(d)   By deleting the definition of “BAS” in Section 1.01 in its entirety and by deleting the word “BAS” where it appears in Section 7.01 and replacing such word with “J.P. Morgan Securities LLC”.

(e)   By deleting the words “Pricing Level 6” in the definition of “Debt Rating” in Section 1.01 and replacing such words with “Pricing Level 5”.

(f)    By deleting the definition of “Fee Letter” in Section 1.01 in its entirety and replacing it with the following:

“Fee Letter” shall mean, collectively, (i) the Fee Letter, dated as of June 6, 2011, by and among the Company, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Wells Fargo Bank, N.A. and (ii) the Administration Fee and Letter of Credit Fronting Fee Letter, dated as of June 6, 2011, by and between the Company and JPMorgan Chase Bank, N.A.

(g)     By deleting the definition of “Joint Lead Arrangers” in Section 1.01 in its entirety and replacing it with the following:

“Joint Lead Arrangers” means J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

(h)     By replacing the word “and” in the second line of the definition of “Loan Documents” in Section 1.01 with a “,” and by inserting the words “and any agreement, notice, instrument or other document designated as such by the Administrative Agent and the Company (it being understood that the Administrative Agent shall give the Lenders notice of any such designation)” after the words “of this Agreement” in the third line of the definition of “Loan Documents”.

(i)    By deleting the definition of “Maturity Date” in Section 1.01 in its entirety and replacing it with the following:

“Maturity Date” means July 1, 2016.

(j)    By adding a new Section 1.09 as follows:

Section 1.09. Affiliates of JPMorgan. Unless the context requires otherwise, the term “Administrative Agent” shall include any Affiliate of JPMorgan Chase Bank, N.A. through which JPMorgan Chase Bank, N.A. shall perform any of its obligations in such capacity hereunder. Each of the L/C Issuer and the Swing Line Lender may, in its discretion, arrange for one or more Letters of Credit to be issued or Swing Line Loans to be provided, as applicable, by Affiliates of the L/C Issuer or Swing Line Lender, as applicable, in which case the term “L/C Issuer” and “Swing Line Lender”, as applicable, shall include any such Affiliate with respect to Letters of Credit issued or Swing Line Loans provided by such Affiliate.

(k)     By deleting (i) the words “, which may be given by telephone” in the first sentence of Section 2.02(a), (ii) the third sentence of Section 2.02(a) and (iii) the words “(whether telephonic or written)” in the fifth sentence of Section 2.02(a).

(l)    By deleting the words “(by telephone or in writing)” in Section 2.03(b)(ii).

(m)   By deleting the words “(which may be given by telephone or in writing)” in Section 2.03(b)(iii).

(n)     By deleting the last sentence of Section 2.03(c)(i).

(o)     By deleting (i) the words “, which may be given by telephone” in the first sentence of Section 2.04(b), (ii) the third sentence and the fourth sentence of Section 2.04(b), and (iii) the words “(by telephone or in writing)” in the fifth sentence of Section 2.04(b).

(p)     By deleting the words “March 31, 2010” in Section 6.03(b) and replacing such words with “March 31, 2011”.

(q) By deleting the words “December 31, 2009” in Section 6.04 and replacing such words with “December 31, 2010”.

(r) By adding “(other than the Fee Letter)” after the words “Loan Documents” in Section 10.08.

(s) By deleting the first sentence of paragraph (a) of Section 11.02 in its entirety and replacing it with the following:

“(a) Notices Generally. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows:

(i)    if to the Borrowers, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number or electronic mail address specified for such Person on Schedule 11.02; and

(ii)   if to any other Lender, to the address, telecopier number or electronic mail address specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Company).”

(t) By deleting paragraph (d) of Section 11.02 in its entirety and replacing it with the following:

“(d) Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address or telecopier for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address or telecopier number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.”

(u) By deleting (i) the words “(including telephonic Committed Loan Notices and Swing Line Loan Notices)” in the first sentence of Section 11.02(e) and (ii) the words “telephonic notices to and other” in the second sentence of Section 11.02(e).

(v) By deleting Schedule 2.01 thereof in its entirety and replacing it with the Schedule 2.01 attached hereto as Exhibit A.

(w) By deleting Schedule 11.02 thereof in its entirety and replacing it with the Schedule 11.02 attached hereto as Exhibit B.

(x) By deleting the words “Bank of America, N.A.” where such words appear in any of the Exhibits to the Credit Agreement and replacing such words with “JPMorgan Chase Bank, N.A.”.

SECTION 2. Reallocation of Commitments.

(a)     Pursuant to Section 11.13 of the Credit Agreement and with effect as of the Amendment Effective Date, (i) the Commitments of the Lenders shall be as set forth on Schedule 2.01 attached hereto as Exhibit A, (ii)(x) all of the interests, rights and obligations (including the Commitment) of each Lender who is not a party to this Amendment (each such Lender, a “Replaced Lender”) and (y) with respect to each Lender whose Commitment, after giving effect to and by virtue of this Amendment, will decrease, a portion of the Commitment of such Lender in an amount equal to such decrease, shall, in each case without execution of an Assignment and Assumption, be deemed to have been assigned and delegated, without recourse and on a ratable basis, to each Lender whose Commitment, after giving effect to and by virtue of this Amendment, will increase, (iii) each Replaced Lender shall cease to be a party to the Credit Agreement and (iv) the Existing Administrative Agent, the Existing Swing Line Lender, the Existing L/C Issuer and each Replaced Lender shall receive payment of an amount equal to the outstanding principal of its Loans and L/C Advances and, from the Borrower, accrued interest thereon, accrued fees and all other amounts payable to it under the Credit Agreement and under the other Loan Documents (including any amounts under Section 3.05 of the Credit Agreement), in each case in such amounts and at such time as notified by the Existing Administrative Agent to the Successor Administrative Agent.

(b)     Each of the Existing Administrative Agent and the Successor Administrative Agent hereby waives the right to receive any assignment fee pursuant to Section 11.06(b) or Section 11.13(i) of the Credit Agreement in connection with the assignment, delegation and assumption of the interests, rights and obligations pursuant to this Section 2.

(c)     Each Loan Party party hereto, the Existing Administrative Agent, the Existing Swing Line Lender, the Existing L/C Issuer, the Successor Administrative Agent, the Successor Swing Line Lender, the Successor L/C Issuer and each Lender party hereto hereby consent to and affirm the assignment, delegation and assumption of the interests, rights and obligations pursuant to this Section 2.

(d)     Notwithstanding anything to the contrary herein or the Credit Agreement, each Replaced Lender shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 of the Credit Agreement with respect to facts and circumstances occurring prior to the Amendment Effective Date.

SECTION 3. Resignation and Replacement of Administrative Agent, L/C Issuer and Swing Line Lender.

(a) Pursuant to Section 10.06 of the Credit Agreement, the Existing Administrative Agent hereby delivers notice that, effective as of the Amendment

Effective Date, the Existing Administrative Agent resigns as Administrative Agent under the Credit Agreement and the Loan Documents. Each Loan Party party hereto and the Required Lenders hereby consent to the Successor Administrative Agent’s appointment as successor Administrative Agent and appoint the Successor Administrative Agent as successor to the Existing Administrative Agent in its capacity as Administrative Agent, and agree that, effective as of the Amendment Effective Date, (a) the Existing Administrative Agent shall be discharged from its duties and obligations under the Credit Agreement and under the other Loan Documents, (b) the Successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent as set forth in the Credit Agreement and the other Loan Documents, (c) the Existing Administrative Agent shall assign to the Successor Administrative Agent all its rights, obligations and other interests (collectively, the “Interests”) as Administrative Agent under the Credit Agreement and the other Loan Documents and the Successor Administrative Agent hereby assumes the Interests and (d) any notice requirements in connection with the resignation and appointment are deemed to be satisfied by this Amendment and any other time periods or requirements in connection therewith are hereby waived.

(b)   Effective as of the Amendment Effective Date, (i) the Existing L/C Issuer shall cease to be the L/C Issuer under the Credit Agreement, shall be discharged from all of its respective duties and obligations under the Credit Agreement or under the other Loan Documents as L/C Issuer and hereby assigns and transfers all rights and obligations under the Credit Agreement in its capacity as L/C Issuer to the Successor L/C Issuer, (ii) the Successor L/C Issuer shall succeed to and become vested with all of the rights, powers, privileges and duties of the Existing L/C Issuer and hereby assumes all rights and obligations under the Credit Agreement in its capacity as L/C Issuer from the Existing L/C Issuer and (iii) each Loan Party and each Lender party hereto consents to the replacement of the Existing L/C Issuer with the Successor L/C Issuer and the discharge, assignment, transfer and assumption of the rights and obligations pursuant to this Section 3(b).

(c)   Effective as of the Amendment Effective Date, (i) the Existing Swing Line Lender shall cease to be the Swing Line Lender under the Credit Agreement, shall be discharged from all of its respective duties and obligations under the Credit Agreement or under the other Loan Documents as Swing Line Lender and hereby assigns and transfers all rights and obligations under the Credit Agreement in its capacity as Swing Line Lender to the Successor Swing Line Lender, (ii) the Successor Swing Line Lender shall succeed to and become vested with all of the rights, powers, privileges and duties of the Existing Swing Line Lender and hereby assumes all rights and obligations under the Credit Agreement in its capacity as Swing Line Lender from the Existing Swing Line Lender and (iii) each Loan Party and each Lender party hereto consents to the replacement of the Existing Swing Line Lender with the Successor Swing Line Lender and the discharge, assignment, transfer and assumption of the rights and obligations pursuant to this Section 3(c)

(d)   Notwithstanding anything to the contrary herein or the Credit Agreement, the Existing Administrative Agent shall continue to be entitled to the benefits of Sections 10 and 11.04 of the Credit Agreement with respect to facts and circumstances occurring prior to the Amendment Effective Date.

SECTION 4. Replacement of Syndication Agent and Joint Lead Arrangers. Effective as of the Amendment Effective Date, (i) Wells Fargo Bank, N.A. shall become and replace J.P. Morgan Securities LLC as the Syndication Agent pursuant to the Credit Agreement and (ii) J.P. Morgan Securities LLC and Wells Fargo Securities, LLC shall become and replace Banc of America Securities LLC and J.P. Morgan Securities LLC as the Joint Lead Arrangers and Joint Book Runners pursuant to the Credit Agreement. Anything herein or in the Credit Agreement to the contrary notwithstanding, none of the Joint Book Runners, the Joint Lead Arrangers or the Syndication Agent shall have any powers, duties or responsibilities under this Amendment, the Credit Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender, Swing Line Lender or the L/C Issuer.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company and each Subsidiary Guarantor which is a party hereto represents and warrants to each of the Existing Administrative Agent, the Existing Swing Line Lender, the Existing L/C Issuer, the Successor Administrative Agent, the Successor Swing Line Lender, the Successor L/C Issuer and the Lenders that, as of the date hereof:

(a)     The representations and warranties set forth in Article VI of the Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(b)     Each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under and carry out the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby. The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each other Loan Document to which it is a party have been duly approved by all necessary corporate action of such Loan Party.

(c)     The execution, delivery and performance by the Loan Parties of this Amendment and the consummation of the transactions contemplated by this Amendment and the Credit Agreement do not and will not (i) violate any provision of any material law or any material governmental rule or regulation applicable to the Company or any of its Material Subsidiaries or any other Loan Party, the Organizational Documents of the Company or any of its Subsidiaries, or any material order, judgment or decree of any court or other agency of government binding on the Company or any of its Material Subsidiaries or any other Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or any of its Material Subsidiaries or any other Loan Party, or (iii) result in or require the creation or imposition of any Lien under any such Contractual Obligation upon any of the properties or assets of the Company or any of its Subsidiaries.

(d)     The execution, delivery and performance by the Loan Parties of this Amendment and the consummation of the transactions contemplated by this Amendment and the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except any thereof that have been obtained and are in full force and effect.

(e)     This Amendment has been duly executed and delivered by each Loan Party that is a party thereto and this Amendment, the Credit Agreement and each other Loan Document is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(f)     As of the Amendment Effective Date, (i) no Letter of Credit is issued under the Credit Agreement and (ii) no Swing Line Loan is outstanding under the Credit Agreement.

(g)     No Default or Event of Default has occurred and is continuing.

SECTION 6. Amendment Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent on or prior to July 1, 2011:

(a)     The Successor Administrative Agent shall have received from the Existing Administrative Agent, the Existing Swing Line Lender, the Existing L/C Issuer, the Successor Administrative Agent, the Successor Swing Line Lender, the Successor L/C Issuer, the Required Lenders, and each Lender whose name is listed in the first column of the table in Exhibit A a duly executed and delivered counterpart of this Amendment signed on behalf of such party.

(b)     The Successor Administrative Agent shall have received favorable legal opinions of Pillsbury Winthrop Shaw Pittman LLP, special counsel to the Loan Parties, and Edward C. Wetmore, general counsel for the Company, addressed to the Successor Administrative Agent and each Lender party to this Amendment on the Amendment Effective Date.

(c)     The Successor Administrative Agent shall have received (i) copies of the Organizational Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Closing Date, (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Successor Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this

Amendment and the other Loan Documents to which such Loan Party is a party and

(iii) such documents and certifications as the Successor Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that the Company and each Subsidiary Guarantor is validly existing, in good standing and qualified to engage in business in its jurisdiction of formation.

(d)     The representations and warranties set forth in Article VI of the Credit Agreement, in Section 5 hereof and in any other Loan Document or which are contained in any document furnished at any time under or in connection herewith or therewith shall be true and correct as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and the Successor Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of each Loan Party, confirming the accuracy thereof.

(e)     The Successor Administrative Agent or the Existing Administrative Agent (as agreed between the Successor Administrative Agent and the Existing Administrative Agent) shall have received for its own account or the account of each Lender entitled thereto (i) all fees in connection with this Amendment agreed to prior to the Amendment Effective Date, (ii) all amounts due and payable to the Existing Administrative Agent, the Existing Swing Line Lender, the Existing L/C Issuer and each Replaced Lender on or prior to the Amendment Effective Date pursuant to the Loan Documents, including, to the extent invoiced at least two Business Days prior to the Amendment Effective Date, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document and (iii) all accrued and unpaid interest to the Amendment Effective Date, and all such amounts shall have been received by the Successor Administrative Agent, the Existing Administrative Agent, the Existing Swing Line Lender, the Existing L/C Issuer and each Lender and Replaced Lender, in each case for its own account.

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Amendment Effective Date”.

SECTION 7. Reaffirmation of Guarantees. Each Subsidiary Guarantor hereby confirms its guaranty of the Obligations pursuant to the Credit Agreement as amended by this Amendment.

SECTION 8. Effect of Amendment. On and after the Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, nothing herein shall be deemed to be, or entitle any Loan Party to, a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9. Consent. Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment, the provisions herein and the transactions contemplated hereby.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO NEW YORK CONFLICTS OF LAWS PRINCIPLES.

SECTION 12. Submission to Jurisdiction; WAIVER OF JURY TRIAL. Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

Name: Dia a G. Reardon
COMPANY:	AMPHENOL CORPORATION,
a Delaware corporation

By:
	Title:	Executive Vice President and CFO

SUBSIDIARY GUARANTORS:	AMPHENOL INTERCONNECT PRODUCTS
CORPORATION,
a Delaware eorporatio

By:
Name: D Fna G. Reardon
Title: Executive Vice President and CFO

AMPHENOL INTERNATIONAL LTD., a Delaware corporatio

By:
Name: D na G. Reardon
Title: Executive Vice President and CFO

Name: Diana G. Reardon
TIMES FIBER COMMUNICATIONS, INC.,
a Delaware corporation

By:

Title: Executive Vice President and CFO

BANK OF AMERICA, N.A. ,

solely in its capacity as Existing Administrative Agent, Existing L/C Issuer and Existing Swing Line Lender

By:	[ILLEGIBLE]

Name:	William S. Rowe
Title:	Director

JPMORGAN CHASE BANK, N.A. ,

as a Lender, Successor Administrative Agent, Successor L/C Issuer and Successor Swing Line Lender

By:

Name: Kenneth Coons
Title: Vice President — Senior Underwrite

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Wells Fargo B	NA, as Lender

By:
Name: Jeff Kinney
Title: Senior Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Credit Agricole Corporate & Investment Bank, as Lender

By:
Name: Pamela Donnelly
Title: Managing Director

By:
Name:A:16 Muzichenko
Title: Director

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as

Lender

By:

Name: George Stoeck ein
Title: Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Name: [ILLEGIBLE]
Title: Sv p

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment: Sovereign Bank, as Lender

By:

Name: Tom Devitt
Title: Senior Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Mizuho Corporate Bank (USA) , as Lender

By:

Name: Raymond Ventura
Title: Deputy General Manager

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGR.EEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Sumitomo Mitsui Banki g Corporation, as Lender

By:

Name: David W. Kee
Title: Joint General Manager

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

U.S. BANK ONAL ASS CIATION, as Lender

By:

Name: Patrick H. McGraw
Title: Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Citibank N.A., as Lender
By:

Name: Ahu Gures
Title: Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

[ILLEGIBLE] PLcas Lender

By:

Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

HSBC BailSA,N.A., as Le
By:
I

Name: Randolph Cates
Title: Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

BANK OF CH	N WY K BRANCH, as Lender
By:
Name: Haifeng Xu
Title: Assistant General Manager

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Svenska d lsbanken AB (publ.) ,as Lender

By:

Name: Richard ohnson
Title: Senior Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:	Mark Cleary
Title:	Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO,

To agree to the amendment:

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:
Name: Nicolas Courtaigne
Title: Vice President

For any Lender Requiring a Second Signature Line:

By:

Name: Eric Longuet
Title: Managing Director

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

PNC Bank, National ociation, as Lender

By:

Name: Leslie Turkington
Title: Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

The Bank of New York Mellon, as Lender

By:

Name: Kenneth P. Sneider, Jr.
Title: Managing Director

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Name: Daniel J. Boote
Title: Senior Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMEMT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Webster Bank, National Association, as Lender

By:

Name: Matthew 0. Riley
Title: Senior Vice President

For any Lender Requiring a Second Signature Line:

By:

Name:
Title:

EXHIBIT A
Schedule 2.01
Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$85,000,000.00	8.5%
Wells Fargo Bank, N.A.	$85,000,000.00	8.5%
Credit Agricole Corporate & Investment Bank	$75,000,000.00	7.5%
Deutsche Bank AG New York Branch	$75,000,000.00	7.5%
The Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch	$75,000,000.00	7.5%
TD Bank, N.A.	$75,000,000.00	7.5%
Sovereign Bank	$75,000,000.00	7.5%
Mizuho Corporate Bank (USA)	$52,500,000.00	5.25%
Sumitomo Mitsui Banking Corporation	$52,500,000.00	5.25%
US Bank, N.A.	$52,500,000.00	5.25%
Citibank, N.A.	$52,500,000.00	5.25%
Barclays Bank PLC	$52,500,000.00	5.25%
HSBC Bank USA, N.A.	$52,500,000.00	5.25%
Bank of China, New York Branch	$20,000,000.00	2.0%
Svenska Handelsbanken AB (publ) New York Branch	$20,000,000.00	2.0%
Credit Industriel et Commercial	$20,000,000.00	2.0%
PNC Bank, National Association	$20,000,000.00	2.0%
The Bank of New York Mellon	$20,000,000.00	2.0%
The Northern Trust Company	$20,000,000.00	2.0%
Webster Bank, National Association	$20,000,000.00	2.0%
Total	$1,000,000,000.00	100.0000000000%

EXHIBIT B
Schedule 11.02
Administrative Agent’s Office; Certain Addresses for Notices

COMPANY AND DESIGNATED BORROWERS:

Amphenol Corporation

358 Hall Avenue

Wallingford, CT 06492

Attention: Diana G. Reardon

Telephone: 203-265-8630

Facsimile: 203-265-8628

E-mail: dreardon@amphenol.com

Website address: www.amphenol.com

U.S. Taxpayer Identification Number: 22-2785165

ADMINISTRATIVE AGENT:

US Administrative Agent’s Office

(For payments and Requests for Credit Extensions):

JPMorgan Chase Bank, N.A.

10 South Dearborn, Floor 07

Mail code: IL1-00100

Chicago, IL 60603

Attn: LaTanya Driver

latanya.d.driver@jpmchase.com

Telephone: 312-385-7073

Fax: 888-292-9533

Email: jpm.agency.servicing.4@jpmchase.com,

Letters of Credit Requests

JPMorgan Chase Bank, N.A.

10 South Dearborn, Floor 07

Mail code: IL1-00100

Chicago, IL 60603

Attn: Susan Moy

susan.w.moy@jpmchase.com

Telephone: 312-732-9636

Fax: 312-385-7107

Email: Chicago.lc.agency.closing.team@jpmchase.com

UK Administrative Agent’s Office

(For payments and Requests for Credit Extensions):

J.P. Morgan Europe Limited

125 London Wall

London EC2Y 5AJ

Attn: The Manager

Fax: 44 20 7777 2360

Account No. (for US Dollars):

Bank Name: JPMorgan Chase Bank, N.A.

ABA/Routing No.: 021000021

Account No.: 9008113381C3508

Account Name: Loan Processing DP

Ref: Amphenol Corp

Account No. (for Euro):

Pay:        J.P. Morgan AG, Frankfurt (Swift - CHASDEFX)

Favour: J.P. Morgan Europe Limited (Swift - CHASGB22)

A/C no. : DE93501108006001600037

Attn:       Loans Agency

Ref:         Amphenol Corp

Account No. (for Sterling):

Beneficiary:           J.P. Morgan Europe Limited (CHASGB22)

Sort Code:             40-52-06

A/c Number:         03043504

IBAN Number: GB82CHAS60924203043504

ATTN:                   Loans Agency

REFERENCE:        Amphenol Corp

Account No. (for Yen):

To: JPMORGAN CHASE BANK, N.A., Tokyo (Swift ID: CHASJPJTXXX)

Favour: J.P. MORGAN EUROPE LIMITED, London (Swift ID: CHASGB22XXX)

Acc No: 0171458656

Attn: Loans Agency

Ref: Amphenol Corp

Other Notices as Administrative Agent:

JPMorgan Chase Bank, N.A.

2 Corporate Drive, Floor 07

Mail code: CT1 - 2000

Shelton, CT 06484

Attn: Kenneth Coons

kenneth.coons@jpmorgan.com

Telephone: 203-944-8442

Fax: 203-944-8495

JPMorgan Chase Bank, N.A.

2 Corporate Drive, Floor 07

Mail code: CT1 - 2000

Shelton, CT 06484

Attn: David Short

david.t.short@jpmorgan.com

Telephone: 203-944-8423

Fax: 203-944-8495